Exhibit 12

March 22, 2019

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel Global Emerging Markets Equity Institutional Fund

50 South LaSalle Street

Chicago, Illinois 60603

Virtus Opportunities Trust, a Delaware statutory trust

on behalf of Virtus Vontobel Emerging Markets Opportunities Fund

101 Munson Street

Greenfield, Massachusetts 01301

Re:     Acquisition of Assets of Vontobel Global Emerging Markets Equity Institutional Fund

Ladies and Gentlemen:

You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

Parties to the Transaction

Vontobel Global Emerging Markets Equity Institutional Fund (“Target Fund”) is a series of Advisers Investment Trust, a Delaware statutory trust (“AIT”).

Virtus Vontobel Emerging Markets Opportunities Fund (“Acquiring Fund”) is a series of Virtus Opportunities Trust, a Delaware statutory trust (“VOT”).

Description of Proposed Transaction

In the proposed transaction, Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the liabilities of Target Fund (the “Reorganization”). Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

Scope of Review and Assumptions

In rendering our opinion, we have reviewed and relied upon the Form of Agreement and Plan of Reorganization between VOT, with respect to the Acquiring Fund, and AIT, with respect

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel Global Emerging Markets Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Emerging Markets Opportunities Fund

March 22 , 2019

to the Target Fund (the “Reorganization Agreement”), which is enclosed as Exhibit A in a Prospectus/Proxy Statement dated January 22, 2019 (the “Prospectus”) and describes the proposed transaction, and on the information provided in the Prospectus. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this opinion and the closing of the Reorganization. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

Representations

Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

Discussion

One of the prerequisites for a tax-free reorganization under the Internal Revenue Code is that the transaction represent a continuity of the business enterprise of the acquired entity. As interpreted by the Treasury in regulations, and in accordance with court decisions, continuity of business enterprise is present if the acquiring entity either continues the business of the acquired entity or uses a substantial portion of the acquired entity’s historic assets in its own business. The regulations, and private letter rulings in the area issued by the Internal Revenue Service, suggest that the latter test is met if the acquiring fund uses at least one third of the historic assets of the target fund in the business of the acquiring fund. The Acquiring Fund in this transaction has not represented that it will use any particular portion of the historic assets of the Target Fund in the business of the Acquiring Fund, since it may be in the best interests of shareholders to dispose of most or all of the historic assets of the Target Fund at the time of or soon after the closing of the Reorganization. Therefore, continuity of business enterprise may be present only if the Acquiring Fund continues the historic business of the Target Fund.

There is very little official guidance as to the meaning of continuation of the historic business. In Revenue Ruling 87-76, a municipal bond fund acquired all of the assets of a fund which had historically invested in corporate debt and equity instruments. The transaction was held to lack continuity of business enterprise, even though both funds were in the business of investing. In several private letter rulings, the Internal Revenue Service has apparently accepted a representation that the acquiring fund will continue the business of the target fund, but no details as to the businesses are set forth.

The investment strategies for Target Fund are almost identical to those for Acquiring Fund. Each seeks capital appreciation by investing at least 80% of its assets in equity securities of issuers located in emerging markets countries; such issuers may be of any capitalization. The

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel Global Emerging Markets Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Emerging Markets Opportunities Fund

March 22 , 2019

Funds use slightly differing definitions of “emerging markets countries.” It appears that a substantial portion of the historic assets of Target Fund are assets which could have been owned by Acquiring Fund in accordance with the investment strategy of Acquiring Fund, and so the continuity of business requirement appears to be satisfied. However, because of the lack of definitive guidance, our opinions cannot be free from doubt.

Opinions

Based on and subject to the foregoing, and on our examination of the legal authority we have deemed to be relevant, we have the following opinions:

1.       The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund should constitute a “reorganization” within the meaning of § 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Acquiring Fund and Target Fund should each be “a party to a reorganization” within the meaning of § 368(b) of the Code.

2.       No gain or loss should be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund.

3.       No gain or loss should be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; and no gain or loss should be recognized by Target Fund upon the distribution of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

4.       No gain or loss should be recognized by the shareholders of Target Fund upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

5.       The aggregate tax basis of the Acquiring Fund shares received by each shareholder of Target Fund pursuant to the Reorganization should be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each shareholder of Target Fund should include the period during which the Target Fund shares

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel Global Emerging Markets Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Emerging Markets Opportunities Fund

March 22 , 2019

exchanged therefor were held by such shareholder (provided the Target Fund shares were held as a capital asset on the date of the Reorganization).

6.       The tax basis in the hands of the Acquiring Fund of each asset acquired by Acquiring Fund in the Reorganization should be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer.

7.        The holding period of each asset acquired by the Acquiring Fund in the Reorganization, other than an asset with respect to which gain or loss is required to be recognized by reason of the Reorganization, should include in each instance the period during which such asset was held by the Target Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to such asset).

8.       Acquiring Fund should succeed to and take into account the capital loss carryovers of Target Fund described in section 381(c) of the Code. The Acquiring Fund should take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 9.5 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to the use of our name and any reference to our firm in such Registration Statement or in the prospectus/information statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

/s/ Sullivan & Worcester LLP

SULLIVAN & WORCESTER LLP

March 22, 2019

Advisers Investment Trust, a Delaware statutory trust

on behalf of Vontobel Global Equity Institutional Fund

50 South LaSalle Street

Chicago, Illinois 60603

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Global Opportunities Fund

101 Munson Street

Greenfield, Massachusetts 01301

Re:     Acquisition of Assets of Vontobel Global Equity Institutional Fund

Ladies and Gentlemen:

You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

Parties to the Transaction

Vontobel Global Equity Institutional Fund (“Target Fund”) is a series of Advisers Investment Trust, a Delaware statutory trust (“AIT”).

Virtus Vontobel Global Opportunities Fund (“Acquiring Fund”) is a series of Virtus Opportunities Trust, a Delaware statutory trust (“VOT”).

Description of Proposed Transaction

In the proposed transaction, Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the liabilities of Target Fund (the “Reorganization”). Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

Scope of Review and Assumptions

In rendering our opinion, we have reviewed and relied upon the Form of Agreement and Plan of Reorganization between VOT, with respect to the Acquiring Fund, and AIT, with respect

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel Global Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Global Opportunities Fund

March 22 , 2019

to the Target Fund (the “Reorganization Agreement”), which is enclosed as Exhibit A in a Prospectus/Proxy Statement dated January 22, 2019 (the “Prospectus”) and describes the proposed transaction, and on the information provided in the Prospectus. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this opinion and the closing of the Reorganization. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

Representations

Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

Discussion

One of the prerequisites for a tax-free reorganization under the Internal Revenue Code is that the transaction represent a continuity of the business enterprise of the acquired entity. As interpreted by the Treasury in regulations, and in accordance with court decisions, continuity of business enterprise is present if the acquiring entity either continues the business of the acquired entity or uses a substantial portion of the acquired entity’s historic assets in its own business. The regulations, and private letter rulings in the area issued by the Internal Revenue Service, suggest that the latter test is met if the acquiring fund uses at least one third of the historic assets of the target fund in the business of the acquiring fund. The Acquiring Fund in this transaction has not represented that it will use any particular portion of the historic assets of the Target Fund in the business of the Acquiring Fund, since it may be in the best interests of shareholders to dispose of most or all of the historic assets of the Target Fund at the time of or soon after the closing of the Reorganization. Therefore, continuity of business enterprise may be present only if the Acquiring Fund continues the historic business of the Target Fund.

There is very little official guidance as to the meaning of continuation of the historic business. In Revenue Ruling 87-76, a municipal bond fund acquired all of the assets of a fund which had historically invested in corporate debt and equity instruments. The transaction was held to lack continuity of business enterprise, even though both funds were in the business of investing. In several private letter rulings, the Internal Revenue Service has apparently accepted a representation that the acquiring fund will continue the business of the target fund, but no details as to the businesses are set forth.

The investment strategies for Target Fund are almost identical to those for Acquiring Fund. The Target Fund seeks long-term capital appreciation and the Acquiring Fund seeks capital appreciation, in each case by investing its assets in equity securities of issuers located

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel Global Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Global Opportunities Fund

March 22 , 2019

throughout the world. The Target Fund expects to have at least forty percent of its assets in the equities of issuers outside the United States and from at least three different countries; the Acquiring Fund has no such guideline. It appears that a substantial portion of the historic assets of Target Fund are assets which could have been owned by Acquiring Fund in accordance with the investment strategy of Acquiring Fund, and so the continuity of business requirement appears to be satisfied. However, because of the lack of definitive guidance, our opinions cannot be free from doubt.

Opinions

Based on and subject to the foregoing, and on our examination of the legal authority we have deemed to be relevant, we have the following opinions:

1.       The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund should constitute a “reorganization” within the meaning of § 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Acquiring Fund and Target Fund should each be “a party to a reorganization” within the meaning of § 368(b) of the Code.

2.       No gain or loss should be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund.

3.       No gain or loss should be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; and no gain or loss should be recognized by Target Fund upon the distribution of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

4.       No gain or loss should be recognized by the shareholders of Target Fund upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

5.       The aggregate tax basis of the Acquiring Fund shares received by each shareholder of Target Fund pursuant to the Reorganization should be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel Global Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Global Opportunities Fund

March 22 , 2019

Reorganization, and the holding period of the Acquiring Fund shares received by each shareholder of Target Fund should include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as a capital asset on the date of the Reorganization).

6.       The tax basis in the hands of the Acquiring Fund of each asset acquired by Acquiring Fund in the Reorganization should be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer.

7.        The holding period of each asset acquired by the Acquiring Fund in the Reorganization, other than an asset with respect to which gain or loss is required to be recognized by reason of the Reorganization, should include in each instance the period during which such asset was held by the Target Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to such asset).

8.       Acquiring Fund should succeed to and take into account the capital loss carryovers of Target Fund described in section 381(c) of the Code. The Acquiring Fund should take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 9.5 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to the use of our name and any reference to our firm in such Registration Statement or in the prospectus/information statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

/s/ Sullivan & Worcester LLP

SULLIVAN & WORCESTER LLP

March 22 , 2019

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel International Equity Institutional Fund

50 South LaSalle Street

Chicago, Illinois 60603

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Foreign Opportunities Fund

101 Munson Street

Greenfield, Massachusetts 01301

Re:     Acquisition of Assets of Vontobel International Equity Institutional Fund

Ladies and Gentlemen:

You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

Parties to the Transaction

Vontobel International Equity Institutional Fund (“Target Fund”) is a series of Advisers Investment Trust, a Delaware statutory trust (“AIT”).

Virtus Vontobel Foreign Opportunities Fund (“Acquiring Fund”) is a series of Virtus Opportunities Trust, a Delaware statutory trust (“VOT”).

Description of Proposed Transaction

In the proposed transaction, Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the liabilities of Target Fund (the “Reorganization”). Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

Scope of Review and Assumptions

In rendering our opinion, we have reviewed and relied upon the Form of Agreement and Plan of Reorganization between VOT, with respect to the Acquiring Fund, and AIT, with respect

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel International Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Foreign Opportunities Fund

March 22 , 2019

to the Target Fund (the “Reorganization Agreement”), which is enclosed as Exhibit A in a Prospectus/Proxy Statement dated January 22, 2019 (the “Prospectus”) and describes the proposed transaction, and on the information provided in the Prospectus. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this opinion and the closing of the Reorganization. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

Representations

Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

Discussion

One of the prerequisites for a tax-free reorganization under the Internal Revenue Code is that the transaction represent a continuity of the business enterprise of the acquired entity. As interpreted by the Treasury in regulations, and in accordance with court decisions, continuity of business enterprise is present if the acquiring entity either continues the business of the acquired entity or uses a substantial portion of the acquired entity’s historic assets in its own business. The regulations, and private letter rulings in the area issued by the Internal Revenue Service, suggest that the latter test is met if the acquiring fund uses at least one third of the historic assets of the target fund in the business of the acquiring fund. The Acquiring Fund in this transaction has not represented that it will use any particular portion of the historic assets of the Target Fund in the business of the Acquiring Fund, since it may be in the best interests of shareholders to dispose of most or all of the historic assets of the Target Fund at the time of or soon after the closing of the Reorganization. Therefore, continuity of business enterprise may be present only if the Acquiring Fund continues the historic business of the Target Fund.

There is very little official guidance as to the meaning of continuation of the historic business. In Revenue Ruling 87-76, a municipal bond fund acquired all of the assets of a fund which had historically invested in corporate debt and equity instruments. The transaction was held to lack continuity of business enterprise, even though both funds were in the business of investing. In several private letter rulings, the Internal Revenue Service has apparently accepted a representation that the acquiring fund will continue the business of the target fund, but no details as to the businesses are set forth.

The investment strategies for Target Fund are almost identical to those for Acquiring Fund. Each seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of issuers located outside the United States, including emerging markets; such issuers

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel International Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Foreign Opportunities Fund

March 22 , 2019

may be of any capitalization. It appears that a substantial portion of the historic assets of Target Fund are assets which could have been owned by Acquiring Fund in accordance with the investment strategy of Acquiring Fund, and so the continuity of business requirement appears to be satisfied. However, because of the lack of definitive guidance, our opinions cannot be free from doubt.

Opinions

Based on and subject to the foregoing, and on our examination of the legal authority we have deemed to be relevant, we have the following opinions:

1.       The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund should constitute a “reorganization” within the meaning of § 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Acquiring Fund and Target Fund should each be “a party to a reorganization” within the meaning of § 368(b) of the Code.

2.       No gain or loss should be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund.

3.       No gain or loss should be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; and no gain or loss should be recognized by Target Fund upon the distribution of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

4.       No gain or loss should be recognized by the shareholders of Target Fund upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

5.       The aggregate tax basis of the Acquiring Fund shares received by each shareholder of Target Fund pursuant to the Reorganization should be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each shareholder of Target Fund should include the period during which the Target Fund shares

Advisers Investment Trust, a Delaware statutory trust

   on behalf of Vontobel International Equity Institutional Fund

Virtus Opportunities Trust, a Delaware statutory trust

   on behalf of Virtus Vontobel Foreign Opportunities Fund

March 22 , 2019

exchanged therefor were held by such shareholder (provided the Target Fund shares were held as a capital asset on the date of the Reorganization).

6.       The tax basis in the hands of the Acquiring Fund of each asset acquired by Acquiring Fund in the Reorganization should be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer.

7.        The holding period of each asset acquired by the Acquiring Fund in the Reorganization, other than an asset with respect to which gain or loss is required to be recognized by reason of the Reorganization, should include in each instance the period during which such asset was held by the Target Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to such asset).

8.       Acquiring Fund should succeed to and take into account the capital loss carryovers of Target Fund described in section 381(c) of the Code. The Acquiring Fund should take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 9.5 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to the use of our name and any reference to our firm in such Registration Statement or in the prospectus/information statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

/s/ Sullivan & Worcester LLP

SULLIVAN & WORCESTER LLP